Amendment proposal

Transaction Overview

Transaction Summary

Frontier COMMUNICATIONS

- Frontier Communications Corporation ("Frontier" or the "Company") is the 4th largest Incumbent Local Exchange Carrier ("ILEC") in the U.S., with 4.9 million customers across 29 states
- Frontier is seeking to amend certain terms to its Revolving Credit Facility, $1.5bn Term Loan A and $1.5bn Term Loan B as follows:
  - Amend its total leverage maintenance covenant[1] to a 1.50x **first lien net leverage** covenant with one stepdown to 1.35x on June 30, 2020
  - Amend its lien incurrence covenant to:
    - **Limit pari passu first lien debt to $800mm**
    - Allow for **junior liens** on any other debt permitted to be incurred (including subordinated guarantees of any such junior lien debt)
  - The Company will also seek substantially similar amendments to its CoBank credit agreements
- Consent fee for this transaction will be 15bps
- Frontier believes these amendments will remove the covenant overhang from the market and better position it to address upcoming Senior Note maturities, while continuing to provide strong maintenance and incurrence covenant protection to its first lien lenders

1. Term Loan B does not have the benefit of the financial covenant

Credit Agreement Proposed Terms

Frontier COMMUNICATIONS

	Current	Proposed
Priority Debt	General basket[1]: $500mm Securitization: $300mm	General basket[1]: $0mm Securitization: $0mm
1st Lien Debt	1.25x net secured incremental (currently ~$1.7bn capacity)	$800mm
2nd Lien Debt	1.25x net secured incremental (currently ~$1.7bn capacity)	Junior lien capacity on any debt permitted to be incurred (including subordinated guarantees of any such junior lien debt)
Financial Covenants	Total net leverage ratio: 5.25x w/ stepdowns	1st lien net leverage ratio: 1.5x w/ one stepdown to 1.35x on June 30, 2020 (tested at quarter end)
Security	Stock of certain subsidiaries	Additional pledges of certain Connecticut and Pennsylvania subsidiaries
Restricted Payments Basket	• The greater of $750.0mm and 2.5% of Total Assets • EBITDA less 1.4x builder	• Same as existing CA provided no payments to equity other than at current dividend levels • R/C proceeds will not be used to make restricted payments (as currently defined in existing CA) if the revolver availability PF for such payments would be below $250mm

1. Shared between subsidiary debt and liens

Collateral and Guarantor Summary

Frontier COMMUNICATIONS

Q3'17 Collateral Summary

	Existing Collateral % of FTR	New Collateral % of FTR	Total Collateral % of FTR
Revenue	72%	11%	83%
EBITDA	71%	8%	79%
Assets	60%	7%	66%

- The new collateral package comprises ~80% of the revenue and EBITDA and over 65% of the assets of Frontier Communications Corporation
- The collateral package for the Term Loan Facility consists of a pledge of stock on the following subsidiaries:
  - Frontier North
  - Recently acquired subsidiaries in California, Texas and Florida
  - Frontier Communications Northwest (Washington, Oregon, Idaho)
  - Subsidiaries in Minnesota
  - Frontier Communications of the Carolinas (SC, NC, and IL)
  - **Subsidiaries in Connecticut and Pennsylvania (addition to collateral)**
  - Other

Q3'17 Guarantor Summary

	Guarantors as % of Collateral	Guarantors as % of FTR
Revenue	38%	32%
EBITDA	36%	29%
Assets	40%	27%

- The Guarantors of the Term Loan Facility comprise approximately 30% of the revenue and EBITDA and over 25% of the assets of Frontier Communications Corporation
- The Guarantors for the Term Loan Facility consist of the following subsidiaries:
  - Recently acquired subsidiaries in Texas and Florida
  - Frontier Communications Northwest (Washington, Oregon, Idaho)
  - Subsidiaries in Minnesota
  - Other

Current Capitalization

($ in millions)

Illustrative Debt Structure Overview



Frontier Communications Corporation
Other operating subsidiaries
Frontier West Virginia
Frontier North
Newco West Holdings LLC[1]
Other operating subsidiaries
$7mm RUS Loans Secured[2]
$50mm 8.40% notes Unsecured
$200mm 6.73% notes Unsecured
$500mm Unsecured $100mm Secured[3]
Pledged entities
Not pledged

Capital Structure (Q3 '17)

	9/30/17 Book Value	Coupon	Maturity	Credit Ratings	Debt / Adj. EBITDA[4]
Cash	$286				
Parent Secured Debt					
$850mm Revolver[5,6]	$ -	L + 275	May-22	NA / NA	
Senior Secured Term Loan Facility (JPM)[5,6]	1,503	L + 275	Mar-21	BB- / B2	
Senior Secured Term Loan Facility (2014 CoBank)[6]	254	L + 388	Oct-19	NA / NA	
Senior Secured Term Loan Facility (2016 CoBank)[6]	284	L + 388	Oct-21	BB- / NA	
Senior Secured Term Loan Facility[5]	1,496	L + 375	Jun-24	BB- / B2	
Other Secured Debt and Rural Utilities Loan Contracts	23	5.530%	Various	NA / NA	
Total Parent Secured Debt	**$3,560**				**0.9x**
Net Parent Secured Debt	*3,274*				*0.8x*
Subsidiary Debt					
6.750% Notes due 2027 (Verizon Unsecured Debt)	$200	6.750%	May-27	BB- / NA	
6.860% Notes due 2028 (Verizon Unsecured Debt)	300	6.860%	Feb-28	BB- / NA	
6.730% Notes due 2028 (Frontier North)	200	6.730%	Feb-28	BB- / NA	
8.400% Notes due 2029 (Frontier West Virginia)	50	8.400%	Oct-29	BB- / NA	
8.500% Notes due 2031 (Verizon Secured Debt)	100	8.500%	Nov-31	BB- / NA	
Total Subsidiary Debt	**$850**				**0.2x**
Total Through Subsidiary Debt	**$4,410**				**1.1x**
Net Debt Through Subsidiary Debt	*4,124*				*1.0x*
Unsecured Debt					
8.125% Notes due 2018	$578	8.125%	Oct-18	B / B3	
7.125% Notes due 2019	428	7.125%	Mar-19	B / B3	
8.500% Notes due 2020	619	8.500%	Apr-20	B / B3	
8.875% Notes due 2020 (CTF Notes)	304	8.875%	Sep-20	B / B3	
9.250% Notes due 2021	490	9.250%	Jul-21	B / B3	
6.250% Notes due 2021	775	6.250%	Sep-21	B / B3	
8.750% Notes due 2022	500	8.750%	Apr-22	B / B3	
10.500% Notes due 2022 (CTF Notes)	2,188	10.500%	Sep-22	B / B3	
7.125% Notes due 2023	850	7.125%	Jan-23	B / B3	
7.625% Notes due 2024	750	7.625%	Apr-24	B / B3	
6.875% Notes due 2025	775	6.875%	Jan-25	B / B3	
11.000% Notes due 2025 (CTF Notes)	3,600	11.000%	Sep-25	B / B3	
7.000% Notes due 2025	138	7.000%	Nov-25	B / B3	
6.800% Notes due 2026	2	6.800%	Aug-26	B / B3	
7.875% Notes due 2027	346	7.875%	Jan-27	B / B3	
9.000% Notes due 2031	945	9.000%	Aug-31	B / B3	
7.680% Notes due 2034	1	7.680%	Oct-34	B / B3	
7.450% Notes due 2035	125	7.450%	Jul-35	B / B3	
7.050% Notes due 2046	193	7.050%	Oct-46	B / B3	
Total Debt	**$18,016**				**4.4x**
Net Debt	*17,730*				*4.3x*

1. Holdco of Frontier California, Frontier Southwest, and Frontier Florida 2. Secured by assets of Citizens Utilities Rural Company 3. Secured by Frontier Southwest Inc 4. Based on LTM Adjusted Covenant EBITDA of $4,082mm as of Q3 2017 5. Subject to springing maturity based on outstanding amounts of certain unsecured notes 6. Subject to total leverage ratio maintenance covenant

Transaction Timeline

January 2018						
S	M	T	W	T	F	S
	1	2	3	4	5	6
7	8	9	10	11	12	13
14	15	16	17	18	19	20
21	22	23	24	25	26	27
28	29	30	31			

Federal holiday   Key transaction dates

Date:	Event
January 16th	• Launch public amendment
January 17th	• Lender call @ 2:00PM ET
January 19th	• Deadline @ 5:00PM ET

Frontier Update

Business Update

- **Total revenues of $2.25 billion**
  - Consumer revenue was $1.1 billion in the third quarter compared to $1.12 billion for the second quarter of 2017
  - Consumer customer churn improved to 2.08% from 2.24% in Q2 2017 driven by CTF FiOS®
  - Q3 CTF FiOS broadband gross adds returned to pre-acquisition levels
  - Combined consumer ARPC of $80.91 ($63.99 for Frontier Legacy and $107.33 for CTF operations)
  - Commercial revenue of $958 million
  - Commercial customers of 463,000, reflects improved sequential churn within our small and middle markets customers
- **Adjusted EBITDA* of $914 million**
- **Total storm impact of $12 million; operating expenses $9 million, capital expenditures $3 million**
- **Remain on track to achieve $350 million cost synergies by end of Q2 2018**

* During the third quarter of 2017, we revised our methodology for calculating adjusted EBITDA. See footnote 1 to our earnings release for a detailed description of the revision and the reasons for it.

Key Financial Highlights

Frontier COMMUNICATIONS

($ in Millions)	Q2 '17	Q3 '17
Total Revenues	**$2,304**	**$2,251**
Customer	$2,106	$2,060
Regulatory	$198	$191
Adjusted Operating Expenses*	**$1,388**	**$1,337**
Adjusted EBITDA*	**$916**	**$914**
Adjusted EBITDA Margin*	**39.8%**	**40.6%**
CapEx	$263	$268
Adjusted Free Cash Flow*	**$205**	**$182**
Net Loss	($662)	($38)
Net Cash provided by Operating Activities	$529	$356

- Customer revenue trend improved sequentially
- Continued expense discipline
- Stable Adjusted EBITDA reflects benefits of synergies and cost reduction programs
- Net loss of $38 million

* Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow are non-GAAP measures - see Appendix for a description of their calculations

Product & Customer Revenue

Frontier COMMUNICATIONS

($ in Millions)	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17
Data & internet services*	$1,024	$992	$968	$959	$956
Voice Services	$809	$774	$751	$724	$702
Video services	$392	$365	$347	$329	$318
Other	$73	$58	$68	$79	$84
Total Customer Revenue*	$2,297	$2,190	$2,134	$2,091	$2,060

	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17
Consumer	$1,272	$1,196	$1,164	$1,124	$1,102
Commercial	$1,047	$1,014	$995	$982	$958
Partnerships Revenue	($22)	($20)	($25)	($15)	$0
Commercial ex. Partnerships	$1,025	$994	$970	$967	$958
Total Customer Revenue*	$2,297	$2,190	$2,134	$2,091	$2,060

- Data & Internet services revenue trend improved sequentially, led by CTF
- Voice services are following the industry trend of sequential declines
- Consumer Revenue reflects improvement in sequential decline
  - Success of sales and retention initiatives in CTF
  - Stabilizing CTF FIOS customer trends
- Commercial business stabilization
  - Solid trends in the Enterprise and Medium business portions of SME and stable results from carriers
  - Focus for remainder of 2017 and beyond:
    - Targeting fiber-enabled buildings in footprint
    - Implementing new tools for Ethernet in SME and carrier
    - Driving growth with cloud based VoIP and data networking solutions

*Excludes Frontier Secure Strategic Partnerships revenues

CTF Business


CTF Gross Adds
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
DSL
FiOS Data
FiOS Video


CTF FiOS® Data Churn
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
Involuntary Churn
Voluntary Churn


(Net Adds in Thousands)
CTF Net Adds
20
-
(20)
(40)
(60)
(80)
(100)
8
(7)
(30)
(26
(76
(90)
(23
(52
(74)
(24
(60
(73)
(25
(57
(73)
(23
(44)
(54)
(11)
(19)
(24)
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
DSL
FiOS Data
FiOS Video

- CTF FiOS gross adds are at the highest level since we acquired the business, and back to pre-acquisition levels
- Churn improvement continued
- Significant improvement in CTF FIOS net adds
- New sales and retention initiatives are yielding results

Legacy Business

Frontier COMMUNICATIONS



Legacy Gross Adds
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Broadband
Video (excl Dish)



Legacy Broadband Churn
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
Involuntary Churn
Voluntary Churn



(Net Adds in Thousands)
Legacy Net Adds
25
(4)
26
(9)
(24)
(8)
(7)
(4)
(26)
(7)
(33)
(4)
(33)
(2)
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Broadband
Video (excl Dish)

- Legacy gross add and churn trends were largely similar to Q2
- Best video net add results (ex. DISH) since Q4 2015 because of marketing and reduced churn
- Increasing the focus on Legacy Consumer over coming quarters

Consumer ARPC Update

Frontier COMMUNICATIONS

Legacy Operations



$63.41
$63.19
$63.34
$63.65
$63.99
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Customers	3.0M	2.9M	2.9M	2.8M	2.7M

CTF Operations



$108.69
$105.37
$106.74
$106.25
$107.33
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Customers	2.1M	2.0M	1.9M	1.8M	1.8M

Combined



$82.34
$80.33
$80.62
$80.38
$80.91
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

Customers	5.0M	4.9M	4.7M	4.6M	4.5M

- Consumer ARPC has stabilized over the last few quarters mainly due to lower customer disconnect credits and improvement in A/R aging
- Q3 had one-time benefit of the Mayweather vs. McGregor fight which accounted for $0.29 of Combined ARPC and $0.68 of CTF ARPC

Financial Update

Well Positioned to Deliver Significant Value

- **Improving Trends in CTF**
  - CTF Customer sequential revenue decline improved approximately 50% from Q2
  - Improving CTF unit metrics
    - CTF FiOS broadband gross adds are back to pre-acquisition levels
    - Steady sequential improvement in CTF FiOS churn
- **Continued Stability in Commercial**
- **Renewed Focus on Legacy Consumer Business**
- **Remain Fully Committed to Plan**
  - On track for realizing $350 million in synergies by mid-2018
  - Improving Adjusted EBITDA and FCF
  - Reducing leverage

Capital Spending Update

Frontier COMMUNICATIONS

CapEx

- YTD 2017: spend of $846 million

- **Growth initiatives comprise more than 80% of YTD capital spending**
  - Automation initiatives focused on enhancing customer facing process, reducing costs, and driving revenue
  - Enhanced commercial sales tool implemented in Q3 to shorten sale cycle thereby increasing revenue and focused network capital spend on expanding Ethernet and VoIP capacity to support commercial sales
  - Recent Projects:
    - Completed ~ 26k FTTH builds in new subdivisions YTD
    - Speed upgrades (25Mbps – 115Mbps) in CA copper markets
  - FCC program rules associated with CAF II require companies that accepted the funds to deploy broadband to 40% of the eligible locations by the end of 2017
    - As of September 30th, Frontier had reached the 40% milestone in nine states and expects to reach the required milestone in our remaining states by year-end. Frontier now enables broadband to 277k locations in its CAF II—eligible areas
    - Investment in CAF II enabled ~39k households in Q3

Appendix

Debt Maturity Profile

- Q3 open-market debt repurchases of $45 million in total principal amount
- Our near-term maturity profile is manageable, with $578 million of bonds due in Q4 2018, $428 million due in 2019, less than $1 billion due in 2020, and we continue to have an undrawn $850 million revolver
- Frontier remains committed to deleveraging the business

Debt Maturities as of September 30, 2017


($ in Millions)
$42
$743
$828
$1,132
$2,558
$2,703
$866
$2,153
$4,514
$3
$547
$500
$50
$14
$1,363
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
FTR Debt
Secured Term Loans
Undrawn $850M Revolver

Collateral and Guarantor Details

Frontier COMMUNICATIONS

($ in millions)

	9/30/17	YTD as of 9/30/17	
	Total Assets	Total Revenue	Total EBITDA
Current Collateral Package			
Subsidiaries Pledged and Guarantors	$7,202	$2,179	$723
Subsidiaries Pledged	8,911	2,768	1,081
Total Pledged (Guarantors and Non-Guarantors)	**$16,113**	**$4,947**	**$1,804**
Proposed Additional Collateral			
Pledged CT and PA Subsidiaries	$1,889	$756	$195
Total Proposed Additional Collateral	**$1,889**	**$756**	**$195**
Pro Forma Pledged (Guarantors and Non-Guarantors)	**$18,002**	**$5,703**	**$1,999**
Collateral Not Pledged			
Various Operating Subsidiaries	$35,257	$1,419	$536
Eliminations / Consolidations / Administrative Companies[1]	(26,183)	(211)	(8)
Total Not Pledged	**$9,074**	**$1,208**	**$527**
Total	**$27,076**	**$6,911**	**$2,526**
% of Total Pledged (Guarantors and Non-Guarantors, Excluding Proposed Additional Collateral)	*60%*	*72%*	*71%*
% of Total Pledged (Proposed Additional Collateral)	*7%*	*11%*	*8%*
% of Total Pledged (Guarantors and Non-Guarantors, Including Proposed Additional Collateral)	**66%**	**83%**	**79%**

Source: Company filings

1. EBITDA excludes $670 million of goodwill impairment

Safe Harbor Statement

Frontier COMMUNICATIONS

Forward-looking Language

This earnings release contains "forward-looking statements," related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; our ability to implement successfully our organizational structure changes; risks related to the operation of properties acquired from Verizon, including our ability to retain or obtain customers in those markets, our ability to realize anticipated cost savings, and our ability to meet commitments made in connection with the acquisition; reductions in revenue from our voice customers that we cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; our ability to attract/retain key talent; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common and preferred shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2017 and beyond; adverse changes in the credit markets; adverse changes in the ratings given to our debt securities by nationally accredited ratings organizations; the availability and cost of financing in the credit markets; covenants in our indentures and credit agreements that may limit our operational and financial flexibility; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; the impact of potential information technology or data security breaches or other disruptions; and the risks and other factors contained in our filings with the U.S. Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q. Any of the foregoing events, or other events, could cause our results to vary from management's forward-looking statements included in this earnings release. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We have no obligation to update or revise these forward-looking statements and do not undertake to do so.

Non-GAAP Financial Measures

Frontier Communications

Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, free cash flow, adjusted free cash flow, adjusted operating expenses, adjusted net income, leverage ratio, and dividend payout ratio, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of our core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations.

A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies.

EBITDA is defined as net income (loss) less income tax expense (benefit), investment and other income, interest expense and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenues.

Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude acquisition and integration costs, restructuring costs and other charges, and non-cash pension/OPEB costs (including pension settlement costs). Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenues.

Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. We believe that these non-GAAP measures provide useful information for investors in evaluating our operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures.

Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes acquisition and integration costs, pension settlement costs, restructuring costs and other charges, certain income tax items and the income tax effect of these items. Adjustments have also been made to exclude the financing costs and related income tax effects associated with the Verizon Acquisition, including interest expense and preferred dividends prior to our ownership of the CTF Operations. Adjusting for these items allows investors to better understand and analyze our financial performance over the periods presented.

Free Cash Flow, as used by management in the operation of its business, is defined as net cash provided from operating activities less capital expenditures for business operations and preferred dividends. In determining free cash flow, further adjustments are made to add back acquisition and integration costs, and interest expense on commitment fees, which provides a better comparison of our core operations from period to period. Changes in working capital accounts are excluded from this calculation due to seasonality and specific timing of cash receipts and disbursements between various reporting periods.

Adjusted Free Cash Flow is defined as free cash flow, as described above and adding back interest expense on incremental debt and dividends paid, prior to our ownership of the CTF Operations, on debt incurred and on preferred stock issued to finance the Verizon Acquisition.

Management uses Free Cash Flow and Adjusted Free Cash Flow to assist it in comparing performance and liquidity from period to period and to obtain a more comprehensive view of our core operations and ability to generate cash flow. We believe that these non-GAAP measures are useful to investors in evaluating cash available to service debt and pay dividends. In addition, we believe that Adjusted Free Cash Flow provides a useful comparison from period to period because it excludes the impact of financing raised in connection with the Verizon Acquisition during periods prior to our ownership of the CTF Operations. These non-GAAP financial measures have certain shortcomings; they do not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments, changes in working capital and common stock dividends are not deducted in determining such measures. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures.

Leverage Ratio is the measure of leverage specified in Frontier's credit facilities: "as of the last day of any fiscal quarter, the ratio of (a) Total Indebtedness as of such day to (b) Consolidated EBITDA for the four consecutive fiscal quarters ending on such day." The definitions of Total Indebtedness and Consolidated EBITDA are as set forth in the First Amended and Restated Credit Agreement, dated as of February 27, 2017, among Frontier Communications Corporation, JPMorgan Chase, N.A., as Administrative Agent, and the other lenders party thereto, filed as Exhibit 10 to Frontier's Form 8-K, filed with the SEC on February 28, 2017.

Dividend Payout Ratio is calculated by dividing the dividends paid on common stock by adjusted free cash flow. Management uses the dividend payout ratio as a metric to indicate how much money Frontier is returning to our shareholders. We have made adjustments to exclude the impact of financing raised in connection with the Verizon Acquisition during periods prior to our ownership of the CTF Operations, which we believe provides a useful comparison from period to period.

Adjusted Operating Expenses is defined as operating expenses adjusted to exclude depreciation and amortization, acquisition and integration costs, restructuring costs and other charges, and non- cash pension/OPEB costs (including pension settlement costs). Investors have indicated that this non-GAAP measure is useful in evaluating Frontier's performance.

The information in this press release should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Frontier Communications Corp.

(NASDAQ: FTR)